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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We consent to the incorporation by reference in the Registration Statement on Form S-8 of Pioneer Natural Resources Company of our report dated January 25, 2002, with respect to the consolidated financial statements of Pioneer Natural Resources Company included in its Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

                                       Ernst & Young LLP

Dallas, Texas
May 16, 2002